UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2015
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OpGen, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-37367 (Commission File Number)	06-1614015 (I.R.S. Employer Identification No.)

708 Quince Orchard Road, Suite 160
Gaithersburg, MD 20878
 (Address of principal executive offices, including zip code)

(240) 813-1260
 (Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.
Offered Warrants and Warrant Agreement
On May 8, 2015, OpGen, Inc. (the “Company”) closed its initial public offering of 2,850,000 units (the “Units”) which were sold at a public offering price of $6.00 per unit.  In addition, on May 8, 2015, the Company issued and sold an additional 422,500 warrants in connection with the partial exercise of the underwriters’ overallotment option.  Each Unit represented the right to receive one share of the Company’s common stock, par value $0.01 per share (“Common Stock”) and one warrant to purchase one share of common stock at a price per share of $6.60 (each, an “Offered Warrant”).  The exercise price and number of shares of Common Stock issuable upon exercise of the Offered Warrants may be adjusted in certain circumstances, including in the event of a stock dividend or recapitalization, reorganization, merger or consolidation.  The Offered Warrants will be exercisable for a period of 60 months after the closing of the initial public offering or earlier upon the dissolution or winding up of the Company.
The Units immediately and automatically separated upon issuance, and each of the Common Stock and the Offered Warrants are listed and trade separately on the NASDAQ Capital Market.
The Offered Warrants were issued pursuant to a Warrant Agreement, dated as of May 8, 2015, between the Company and Philadelphia Stock Transfer, Inc., as warrant agent. The form of Offered Warrant and the Warrant Agreement are filed herewith as Exhibit 4.1 and 10.1 hereto, respectively, and are incorporated herein by reference.
Underwriter Warrant
In addition, on May 8, 2015, as part of the consideration paid to the underwriters in connection with the initial public offering, the Company issued a warrant to purchase 185,249 shares of the Common Stock (the “Underwriter Warrant”).  The Underwriter Warrant has an exercise price equal to $6.60 per share of Common Stock and expires on May 4, 2020. The Underwriter Warrant is not subject to redemption by the Company, and will entitle the holder thereof to certain registration rights for up to seven years following the effective date of the Company’s Registration Statement on Form S-1 (File No. 333-202478) in connection with the initial public offering (the “Registration Statement”).
The Underwriter Warrant is filed herewith as Exhibit 4.2 and is incorporated herein by reference.
Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 7, 2015, the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) became effective. A description of the Company’s capital stock, giving effect to the adoption of the Charter, is described in the Registration Statement. The Charter is filed herewith as Exhibit 3.1, and is incorporated herein by reference.
Item 9.01  Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are filed herewith:
Exhibit	Description
3.1	Amended and Restated Certificate of Incorporation of OpGen, Inc., dated as of May 7, 2015.
4.1	Form of Warrant to Purchase Common Stock of OpGen, Inc. (included in Exhibit 10.1).
4.2	Warrant to Purchase Common Stock of OpGen, Inc., dated as of May 8, 2015.
10.1	Warrant Agreement, dated as of May 8, 2015, between OpGen, Inc. and Philadelphia Stock Transfer, Inc., as warrant agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
OpGen, Inc.

By:	/s/ Timothy C. Dec
Name: Timothy C. Dec
Title: Chief Financial Officer

Date: May 13, 2015

EXHIBIT INDEX
Exhibit No.	Document

3.1	Amended and Restated Certificate of Incorporation of OpGen, Inc., dated as of May 7, 2015.
4.1	Form of Warrant to Purchase Common Stock of OpGen, Inc. (included in Exhibit 10.1).
4.2	Warrant to Purchase Common Stock of OpGen, Inc., dated as of May 8, 2015.
10.1	Warrant Agreement, dated as of May 8, 2015, between OpGen, Inc. and Philadelphia Stock Transfer, Inc., as warrant agent.